UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                              Chapter 11
US Airways, Inc., et al.                                                                                Case Number: 04-13819
Debtors                                                                                                          Jointly Administered
                                                                                                                        Hon. Stephen S. Mitchell

MONTHLY OPERATING REPORT FOR THE PERIOD
FEBRUARY 1, 2005 THROUGH FEBRUARY 28, 2005

DEBTORS' ADDRESS:

US Airways, Inc., et al.
2345 Crystal Dr.
Arlington, VA 22227

DEBTORS' ATTORNEYS:

Brian P. Leitch, Esq.
Daniel M. Lewis, Esq.
Michael J. Canning, Esq.
ARNOLD & PORTER LLP
370 Seventeenth Street, Suite 4500
Denver, Colorado 80202
(303) 863-1000

Lawrence E. Rifken, Esq. (VSB No. 29037)
Douglas M. Foley, Esq. (VSB No. 34364)
McGUIREWOODS LLP
1750 Tysons Boulevard, Suite 1800
McLean, VA 22102-4215
(703) 712-5000

REPORT PREPARER:

US Airways, Inc., et al.

I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: March 30, 2005                                    DEBTOR-IN-POSSESSION

Name/Title: Anita P. Beier                              By:       /s/ Anita P. Beier
Senior Vice President-Finance and Controller
Address: 2345 Crystal Dr.
Arlington, VA 22227
Phone: 703-872-7000

Table of Contents

I.       Monthly Operating Report Cover Page

II.       Unaudited Consolidated Financial Statements

A.     US Airways Group, Inc. Condensed Consolidated Statement of Operations
B.     US Airways Group, Inc. Condensed Consolidated Balance Sheet
C.     US Airways Group, Inc. Condensed Consolidated Statement of Cash Flows

III.     Additional Schedules

A.     Accounts Receivable Schedule, Accounts Payables Schedule, and Cash Balance
B.     Description of Tax Trusts
C.     Insurance Policies
D.     Payments to Professionals
E.     Banking Accounts and Financial Institution Relationships
F.     Sales of Deminimis Assets
G.     Certifications

IV.     Questionnaire
1.	Accounting Basis: Cash Accrual X

2.

Preparer: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Anita P. Beier
Senior Vice President-Finance and Controller
US Airways Group, Inc.
2345 Crystal Dr.
Arlington, VA 22227
703-872-7000

3.	Number of Employees: 28,864 Represents Debtors' total full time equivalents as of February 28, 2005.

4.	Have there been any changes in the nature of your business since the last reporting period? Yes ______ No X Explain:

5.	Are all Business Licenses current? Yes X No_____ Not applicable ______

6.	Total Accounts Receivable: See Exhibit III-A

7.	Post-Petition Accounts Payable: See Exhibit III-A

8.	Taxes: Are all taxes being paid to the proper taxing authorities when due? Yes X No _____. See Exhibits III-B
9.	Escrow Account: Are you utilizing your tax account only for deposits and payment of payroll and sales taxes? Yes ______ No X Explain: See Exhibits III-B

10.	Are all books and records of the debtors being maintained monthly and are all current: Yes X No ______ Explain:

11.	Insurance Policies: See Exhibits III-C and III-F

12.

Actions of Debtors: During the reporting period, did the debtors:

A.   Fail to defend or not oppose any action seeking to dispossess the debtors from control or custody of any asset of the estate:

Yes ______ No   X   If yes, explain:

B.   Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going-concern value of the assets of the debtors?

Yes   X     No ______ If no, explain:

13.

Transfer or Sale of Property: Did the debtors or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtors' assets to another party during the period of this report other than as set forth herein?
Yes ______  No __X_ If yes, explain:

14.	Payments to Professionals (attorneys, accountants, real estate agents, auctioneers, appraisers, etc., during the reporting period): See Schedule III-D

15.	QUARTERLY U.S. TRUSTEE FEES paid during the reporting period: $ -

EXHIBIT II-A

US Airways Group, Inc.
Consolidated Statement of Operations
for the month ended February 28, 2005

(unaudited)
(in thousands)

Operating Revenues
Passenger transportation	$ 443,460
Cargo and freight	7,567
Other	54,973
Total Operating Revenues	506,000

Operating Expenses
Personnel costs	156,440
Aviation fuel	114,405
US Airways Express capacity purchases	62,403
Aircraft rent	36,089
Other rent and landing fees	46,763
Selling expenses	39,398
Aircraft maintenance	29,163
Depreciation and amortization	18,764
Other	88,239
Total Operating Expenses	591,664
Operating Loss	(85,664)

Other Income (Expense)
Interest income	827
Interest expense, net	(26,737)
Reorganization items, net	(8,247)
Other, net	599
Other Income (Expense), Net	(33,558)

Income Before Taxes	(119,222)
Income Tax Provision	-

Net Income	$ (119,222)

EXHIBIT II-B

US Airways Group, Inc. Consolidated Balance Sheet as of February 28, 2005

(unaudited, in thousands)
Current Assets
Cash and cash equivalents	$405,534
Restricted cash	111,817
Receivables, net	305,400
Materials and supplies, net	165,504
Prepaid expenses and other	171,362
Total Current Assets	1,159,617

Property and Equipment
Flight equipment	3,299,622
Ground property and equipment	362,397
Less accumulated depreciation and amortization	(341,825)
3,320,194
Purchase deposits for flight equipment	82,847
Total Property and Equipment	3,403,041

Other Assets
Goodwill	2,489,638
Other intangibles, net	526,954
Restricted cash	622,269
Other assets, net	91,509
Total Other Assets	3,730,370
Total Assets	8,293,028

Current Liabilities
Current maturities of debt	741,397
Accounts payable	404,972
Traffic balances payable and unused tickets	955,874
Accrued aircraft rent	9,616
Accrued salaries, wages and vacation	167,813
Other accrued expenses	301,809
Total Current Liabilities	2,581,481

Noncurrent Liabilities and Deferred Credits
Long-term debt and capital lease obligations, net of current maturities	73,760
Deferred gains and credits, net	42,762
Postretirement benefits other than pensions	1,906
Employee benefit liabilities and other	241,975
Total Noncurrent Liabilities and Deferred Credits	360,403

Liabilities Subject to Compromise	5,064,674

Commitments and Contingencies

Stockholders' Equity
Class A Common Stock	50,616
Class B Common Stock	5,000
Paid-in capital	410,133
Accumulated deficit	(183,870)
Common stock held in treasury, at cost	(2,815)
Deferred compensation	(10,647)
Accumulated other comprehensive income	18,054
Total Stockholders' Equity	286,470
Total Liabilities and Stockholders' Equity	$8,293,028

EXHIBIT II-C

US Airways Group, Inc.
Condensed Consolidated Statement of Cash Flows
for the month ended February 28, 2005

(unaudited)
(in thousands)

Net cash used for operating activities before reorganization items	$(27,802)
Reorganization items, net	(2,754)
Net cash used for operating activities	(30,556)

Cash flows from investing activities
Capital expenditures and purchase deposits for flight equipment, net	1,825
Proceeds from dispositions of property	1,049
Increase in restricted cash	(78,886)
Net cash used for investing activities	(76,012)

Cash flows from financing activities
Proceeds from the issuance of debt	5,724
Principal payments on debt and capital lease obligations	(36,685)
Net cash provided by financing activities	(30,961)
Net decrease in Cash and cash equivalents	(137,529)
Cash and cash equivalents at beginning of period	543,063
Cash and cash equivalents at end of period	$405,534

EXHIBIT III-A

Consolidated Accounts Receivable Aging
Days Past Due	2/28/05
0-30 Days	$205,932,627
31-60 Days	10,957,390
61-90 Days	4,890,538
91+ Days	21,704,934
Other (1)	85,329,266
Total Accounts Receivable	328,814,757
Amount Considered Uncollectible	(23,414,481)
Accounts Receivable, Net (2)	$ 305,400,276

Notes:

(1)   Other accounts receivable represents such items as accrued receivables, interline receivables and other immaterial receivables that historically are not aged by the Debtors.

(2)  Does not include intercompany accounts receivable.

Consolidated Post-Petition Accounts Payable Aging

Days Past Due	2/28/05
Current	$ 18,126,652
1-7 Days	6,417,445
8-30 Days (1)	(1,523,626)
31-60 Days	1,791,467
61-90 Days (1)	(354,888)
91+ Days (1)	(2,416,324)
Total Accounts Payable (2)	$ 22,040,726

Notes:

(1)  A debit balance exists for the periods 8-30 days, 61-90 days and 91+ days due to outstanding credits that have not been applied to specific invoices or collected.

(2) The post-petition accounts payable balances above were obtained from the Debtors' accounts payable systems. In the event that a liability is estimated for financial reporting purposes, but no invoice was received as of February 28, 2005, the accounts payable balance will differ from that reported in the financial statements. These estimated items include, but are not limited to tax obligations, rent and lease obligations and other accrued expenses. In addition, intercompany accounts payable balances are not included in the balances presented above.

Consolidated Cash and Cash Equivalents Balance

Total Consolidated Cash and Cash Equivalents Balance              $ 405,534,000

EXHIBIT III-B

Tax Trusts

The Debtors have created trust fund accounts to ensure that adequate funds are available to pay outstanding fiduciary tax obligations owed to the federal government as well as state and local jurisdictions in the event that the Debtors cease operations. The continued use of the trust funds has been approved by the Bankruptcy Court and are described below.

With the exception of Trust Fund 1, which is funded on a daily basis and from which payments are made, all other trust funds have only received an initial funding of the estimated maximum tax liability for US Airways, Inc., Allegheny Airlines, Inc., PSA Airlines, Inc. and Piedmont Airlines, Inc. No subsequent funding or payments are made from these trust accounts.

Trust Fund 1 & 5
This trust was established on May 15, 2002 with an initial funding of $149.9 million on May 16, 2002. In May 2003, Trust Fund 5 was established and several components originally funded through Trust Fund 1 were moved to Trust Fund 5. Since the date of funding, all payments associated with each Trust's components have been paid through the trusts and daily funding has occurred based on the estimated daily obligation.

The components of Trust Funds 1 and 5 are as follows:
       Trust 1

*   Federal payroll withholding taxes, FICA (employee and employer portion), and Medicare;
*   Federal unemployment taxes; and
*   Federal jet fuel taxes

Trust 5

*   Federal air transportation excise taxes;
*   Federal security charges;
*   Federal Animal and Plan Health Inspection Service of the U.S. Department of Agriculture ("APHIS");
*   Federal Immigration and Naturalization Service (INS) fees;
*   Federal customs taxes; and
*   Passenger facility fees and charges (PFCs) (moved from Trust Fund 3)

As a result of changes to Federal law concerning airlines that file for bankruptcy protection, US Airways is required to segregate all PFCs into a separate account. Effective for payments due on and after November 30, 2004, a separate account within Trust 5 was established to pay airports and/or sponsor agencies amounts owed under the PFC legislation.

Trust Fund 2

This trust was established on May 30, 2002, with an initial funding of $5.6 million occurring on May 31, 2002. The Company has not made any additional contributions to Trust Fund 2 since the initial funding on May 31, 2002. The monthly activity in Trust 2 consists of the payment of monthly administrative fees and the investment of monthly dividends.

The components of Trust Fund 2 are as follows:

*   State and local income tax withholding;
*   Employment taxes and related charges;
*   State unemployment and supplemental unemployment;
*   Disability taxes; and
*   Workers' compensation charges

Trust Fund 3

This trust was established on May 30, 2002, with an initial funding of $23.0 million occurring on May 31, 2002. The only component of Trust Fund 3 was the passenger facility fees and charges (PFCs). In May 2003, the funding of PFCs was moved to Trust Fund 5, such that all monies in Trust Fund 3 were utilized to pay PFCs from May 2003 to July 2003. Trust Fund 3 is still open, although inactive, since July 2003. The Trustee has the power to terminate the Trust.

Trust Fund 4

This trust was established on June 21, 2002 with the initial funding of $33.6 million occurring on the same day. The Company has not made any additional contributions to Trust Fund 4 since the initial funding on June 21, 2002.

The components of Trust Fund 4 are as follows:

*   Non-statutory payroll deductions, including employee payments/contributions

*   Federal-related and federal security tax-instituted trust fund taxes and charges (note that no Federal related charges are currently included in the initial funding estimates for Trust Fund 4. All Federal charges are accounted for in Trust Fund 1.)

EXHIBIT III-C

Insurance Policies

The table below reflects changes during the period February 1 - February 28, 2005 to the insurance policies and coverage previously disclosed in the Debtor's Monthly Operating Reports for the periods September 12, 2004 to January 31, 2005. Policies included in the Monthly Operating Reports for the period September 12, 2004 through January 31, 2005 are still subject to the same terms unless noted below.
US Airways, Inc.
Coverage	Company	Policy No.	Term
Workers Compensation and Employers Liability (PA) (1)	State Workers Insurance Fund	05032167-05-01	2/14/05 - 2/14/06
Workers Compensation and Employers Liability (NC) (1)	Key Risk Insurance Company (Assigned Risk Carrier)	9662945	2/14/05 - 2/14/06
Workers Compensation and Employers Liability (CA)	Insurance Company of the State of Pennsylvania	WC3715928	2/14/04 - 4/20/05
Workers Compensation and Employers Liability (other states)	Insurance Company of the State of Pennsylvania	WC3715929	2/14/04 - 4/20/05
Workers Compensation and Employers Liability (WI)	Insurance Company of the State of Pennsylvania	WC3715927	2/14/04 - 4/20/05
Workers Compensation and Employers Liability (DC, NY)	Insurance Company of the State of Pennsylvania	WC3715923	2/14/04 - 4/20/05
Workers Compensation and Employers Liability (FL)	Insurance Company of the State of Pennsylvania	WC3715922	2/14/04 - 4/20/05
Mexican Statutory Legal Liability	Zurich Compania De Seguros	477084	10/1/04 - 10/1/05
Auto Liability	Crum & Forster	133-671744-9	2/14/05 - 2/14/06
Piedmont Airlines, Inc.
Coverage	Company	Policy No.	Term
Workers Compensation and Employers Liability (other states)	Insurance Company of the State of Pennsylvania	WC3715925	2/14/04 - 4/20/05
Workers Compensation and Employers Liability (NY)	Insurance Company of the State of Pennsylvania	WC3715926	2/14/04 - 4/20/05
Auto Liability	Crum & Forster	133-671745-8	2/14/05 - 2/14/06
PSA Airlines, Inc.
Coverage	Company	Policy No.	Term
Workers Compensation and Employers Liability	Insurance Company of the State of Pennsylvania	WC3715924	2/14/04 - 4/20/05
Auto Liability	Crum & Forster	133-671743-1	2/14/05 - 2/14/06

(1) Coverage also applies to Piedmont Airlines, Inc. and PSA Airlines, Inc. under the same policy number and term.

EXHIBIT III-D

Payments to Professionals
	Name	Date of Court Authorizing Payment	Amount Approved	Amount Paid	Total Paid to Date	Total Incurred and Unpaid (1)

1.	Arnold & Porter LLP			$ -	$ 1,380,672	$ 3,383,756
2.	McGuireWoods LLP			404,736	1,038,931	953,014
3.	FTI Consulting, Inc.			400,763	1,629,993	853,810
4.	O'Melveny & Myers LLP			391,118	856,710	730,411
5.	Seabury Aviation Advisors, Inc.			-	2,492,247	2,226,819
6.	KPMG LLP			-	767,336	709,720
7.	American Appraisal Associates, Inc.			-	5,773	3,048
8.	Donlin, Recano & Company, Inc.			41,877	572,710	47,967
9.	Moore & Van Allen PLLC			80,881	478,246	-
10.	Swidler Berlin Shereff Friedman LLP			17,473	88,352	-
11.	Otterbourg, Steindler, Houston and Rosen, P.C.			196,461	569,775	431,028
12.	Lazard Freres & Co. LLC			250,000	1,283,553	-
13.	Curtis, Mallet-Prevost, Colt & Mosle LLP			-	-	190,242
14.	McKenna Long & Aldridge LLP			63,930	98,969	109,781
15.	Vorys, Sater, Seymour and Pease LLP			-	117,967	99,249
16.	Thelen Reid & Priest LLP			-	-	588,106
17	LECG, Inc.			-	-	281,964
18.	Guiliani Partners LLC / Ernst & Young			789,593	789,593	397,022
19.	Watson Wyatt & Company			-	-	111,111
20.	Alvarez & Marsal, LLC			-	-	643,813
21.	MergeGlobal, Inc.			233,477	233,477	94,146

	Total			$ 2,870,309	$ 12,404,304	$ 11,855,007

Notes:
This listing represents fees and expenses submitted by professionals for the period of September 12, 2004 through January 31, 2005 based upon fee statements submitted to the Company and approved or paid through February 28, 2005. All fee statements are subject to review and possible reduction. There are other ordinary course professionals to which fees have been paid since the inception of the Chapter 11 cases in accordance with the First Day Order entered on September 13, 2004, and are not reported herein.

EXHIBIT III-E

Banking Accounts and Financial Institution Relationships

There have been no changes in financial institution deposit relationships during the current reporting period. See the Monthly Operating Report for the period September 12, 2004 through October 31, 2004 for a complete list of financial institution relationships.

EXHIBIT III-F

Sales of De Minimis Assets

The following information is being provided in accordance with the December 15, 2004 Order Authorizing and Approving Procedures for the Sale of De Minimis Assets Pursuant to Section 363 of the Bankruptcy Code.
Date	Asset Description	Sales Price
2/9/05	Sale of loading bridges and ancillary equipment (PHL)	$ 450,000
2/15/05	Lot Sale Surplus inventory	32,737
2/17/05	Surplus Inventory	29,850
2/22/05	Sale of loading bridges and ancillary equipment (PHL)	5,243,206

Note:

This listing represents individual sale transactions in excess of $20,000. The Company also received proceeds of $977,400 for a sales transaction that closed in November 2004.

Exhibit III-G

Certifications

Taxes

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.

Insurance
The undersigned verifies that, to the best of my knowledge, all insurance premiums for the policies listed in Exhibit III-C have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of February 28, 2005.

Insider Payments

The undersigned verifies that, all payments made to insiders, as defined in 11 U.S.C Section 101 of the U.S. Bankruptcy Code, during the reporting period have been made in the ordinary course of business or in accordance with the provisions of an Order entered by the U.S. Bankruptcy Court.

Date: March 30, 2005

By:        /s/ Anita P. Beier________________________

Name:   Anita P. Beier  _______________________

Title:   Senior Vice President-Finance and Controller_

Exhibit IV
Questionnaire		Yes	No
1.	Are any post-petition receivables (accounts, notes, or loans) due from related parties?	X

2.	Have any payments been made on pre-petition liabilities this reporting period?	X

3.	Have any post-petition loans been received by the debtors from any party?	X

4.	Have any pre-petition taxes been paid during the reporting period?	X

5.	Are any wage payments past due?		X

If the answer to any of the above questions is "Yes," provide a detailed explanation of each item. Attach additional sheets if necessary.

Question 1
The Debtors, in the ordinary course of business, enter into regular business transactions with subsidiaries and affiliates, which can result in intercompany receivables. These receivables however are eliminated for reporting purposes on a consolidated basis.

Question 2
In accordance with and as authorized by the Bankruptcy Court, the Debtors have made certain payments on pre-petition liabilities.

Question 3
In accordance with an agreement made with a certain creditor, the Debtors have received funds during the current reporting period on a post-petition loan.

Question 4
In accordance with and as authorized by the First Day Orders, the Debtors have made certain payments on pre-petition tax liabilities, including employee taxes, passenger facility charges and other taxes.